VANGUARD WINDSOR(TM) FUND

Semiannual Report -- April 30, 2001

Stock

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP LOGO]

SOME LESSONS FROM THE MARKETS
Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:
** Things change. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.
** Diversification matters. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.
** Perspective is paramount. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

*    Vanguard  Windsor Fund returned 11.8% during the six months ended April 30,
     2001.
* As growth and technology stocks tumbled, Windsor's deep-value investment approach found favor in the market.
* Windsor significantly outpaced its benchmarks and average peer with favorable sector allocations and superior stock selection.

CONTENTS

1 Letter from the Chairman

5 Adviser's Report

8 Fund Profile

9 Glossary of Investment Terms

10 Performance Summary

11 Financial Statements

LETTER
from the Chairman

Fellow Shareholder,

During the fiscal half-year ended April 30, 2001, vanguard windsor fund delivered a terrific 11.8% return in a weak stock market. The fund benefited from a combination of solid stock picking and favorable sector allocations, sailing past both its average peer and its comparative benchmarks.

TOTAL RETURNS                Six Months Ended
                               April 30, 2001
---------------------------------------------
Vanguard Windsor Fund                   11.8%
Average Multi-Cap Value Fund*            2.3
Russell 1000 Value Index                -0.1
S&P 500 Index                          -12.1
---------------------------------------------
*Derived from data provided by Lipper Inc.

     The adjacent table presents the six-month total returns (capital change plus reinvested dividends) for your fund and its average competitor. We also present the returns of two unmanaged indexes: the Russell 1000 Value Index--the benchmark we consider to be the "best fit" for your fund--and the Standard & Poor's 500 Index, a proxy for large-capitalization stocks and Windsor Fund's longtime performance standard.
     Our total return is based on a decrease in net asset value from $16.44 per share on October 31, 2000, to $16.13 per share on April 30, 2001. The fund's return reflects a dividend of $0.14 per share paid from net investment income and a distribution of $1.85 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW
U.S.  economic growth slackened  considerably  during the six months ended April
30. Signs of the slowdown were plentiful: Some high-profile companies--many of them technology firms--failed to meet market expectations for earnings. As stock prices fell, companies jammed the

MARKET BAROMETER                                                   Total Returns
                                                    Periods Ended April 30, 2001
--------------------------------------------------------------------------------
                                                    Six         One         Five
                                                  Months        Year      Years*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -12.1%      -13.0%        15.6%
Russell 2000 Index (Small-caps)                   -1.8        -2.9          8.3
Wilshire 5000 Index (Entire market)              -13.1       -14.1         13.6
MSCI EAFE Index (International)                   -7.9       -16.1          4.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        6.2%       12.4%         7.5%
Lehman 10 Year Municipal Bond Index                4.0         9.9          6.4
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                          2.8         5.9          5.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                               1.7%        3.3%         2.5%
--------------------------------------------------------------------------------
*Annualized.

brakes on spending and announced tens of thousands of layoffs. Unemployment rose and consumer confidence--always tied tightly to the health of the job market--fell from historically high levels. Amid concerns that the downturn could lead to a recession, stock markets around the world declined. But bonds, bolstered by falling interest rates, recorded solid gains.
     Real gross domestic product (GDP), which tracks the inflation-adjusted production of goods and services, rose at an annualized rate of just 1.0% during the fourth quarter of 2000, down from an amazing pace of 8.3% a year earlier. Concerned that growth might disappear entirely, the Federal Reserve Board's Open Market Committee (FOMC) started a campaign to stimulate the economy, lowering its target for short-term interest rates by 50 basis points (0.50 percentage point) on January 3 in a rare move between its regularly scheduled meetings. Over the next several months, the FOMC enacted four more rate cuts of 50 basis points each (the latest coming on May 15). GDP growth for the first quarter of 2001 (+1.3%, annualized) also was lackluster.
     U.S. stocks remained volatile during the six months. Share prices for technology companies, in particular, were highly unstable: In the final two months of 2000, tech stocks continued to plummet from peaks reached in March of that year. They recovered a bit as the new year began, but then sank again on worries about earnings, valuations, and the economic outlook. For the half-year, the tech-dominated Nasdaq Composite Index declined -36.9%.
     The broader market followed a similarly bumpy path, but with smaller peaks and valleys. The S&P 500 Index, which is dominated by large-capitalization stocks, had a total return of -12.1% for the half-year, consisting of a 0.5% return from dividend income and a -12.6% price decline. While dividends tend to be stable in the short run, stock prices are not. Prices are driven by two factors: expectations for corporate earnings and the amount investors are willing to pay for a dollar of those earnings (the price/earnings multiple). The chart at left shows that investors have seen a double whammy in recent months as projections of earnings growth and valuations have fallen simultaneously.
     However, there were

EARNINGS, OPTIMISM TUMBLE

[BAR CHART]
[CORPORATE EARNINGS GROWTH SCALE 0% TO 30%]
[P/E RATIO SCALE 0 TO 36]

--------------------------------------------------------------------------------
              CORPORATE EARNINGS                P/E RATIO OF
                         GROWTH*                 THE S&P 500
DEC 1999                   21.1                         31.6
MAR 2000                   22.2                         29.9
JUN 2000                   23.9                         28.7
SEP 2000                   24.7                         28.5
DEC 2000                   19                           26
MAR 2001                    8.8                         23.8
--------------------------------------------------------------------------------
Note: Figures are as of the end of each calendar quarter.
*Based on 12-month forward-earnings estimates for the S&P 500 Index.
Source: The Vanguard Group.

pockets of strength in the U.S. stock market. Value stocks--those with below-average prices in relation to such measures as earnings and book value-- performed well. Small- and mid-cap value stocks posted double-digit gains, while prices for large-cap value stocks were flat. Growth stocks of all sizes posted double-digit declines. The overall market, as represented by the Wilshire 5000 Total Market Index, returned -13.1% during the six months.

FUND ASSETS MANAGED                             April 30, 2001
                                     $ Million      Percentage
--------------------------------------------------------------
Wellington Management Company, LLP     $12,935             74%
Sanford C. Bernstein & Co., LLC          4,316             24
Cash Investments*                          389              2
--------------------------------------------------------------
Total                                  $17,640            100%
--------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash position.

     Bonds delivered solid returns during the half-year. Yields of all but the longest-term issues declined, pushing most bond prices higher. The yield of 3-month Treasury bills fell the most--251 basis points--ending the period at 3.88%. The yield of the 10-year note declined 41 basis points to 5.34%. The Lehman Brothers Aggregate Bond Index, a measure of the overall market for taxable bonds, returned 6.2% during the six months.
     The table above shows the current allocation of Windsor Fund assets between our two advisers.

PERFORMANCE OVERVIEW
During the past six months, both the weakest and the strongest stock market performers were concentrated in just a few sectors, making a strong defense just as important as a good offense. Windsor Fund supplied both. Your fund avoided much of the damage in high-priced growth stocks, while scoring big gains in long-neglected sources of value such as financial services, consumer discretionary, and materials & processing stocks.
     On average, Windsor held more than 25% of its assets in the strong-performing financial services sector--about 10 percentage points more than the broad stock market's weighting. It also held some of the sector's best-performing stocks. (See the Adviser's Report, beginning on page 5, for more information about individual holdings.) The fund also made some fine picks among stocks in the consumer discretionary sector, a group that includes many retailers.
     Finally, Windsor benefited from its longstanding commitment to the materials & processing sector--an investment that had depressed the fund's returns just a few years ago. The fund kept an average of about 20% of its assets in this sector during the half-year, more than five times the benchmark weighting and more than eight times the S&P 500 Index's weighting. As the prices of metals, chemicals, forest products, and the rest of the economy's basic building blocks rose during the six months, these stocks rallied.
     Among the fund's few missteps was a relatively low allocation to utilities stocks, which posted solid returns as rising energy prices and a looming power shortage attracted the market's attention. The fund also happened to hold some of the sector's weaker performers.

IN SUMMARY
Windsor Fund's strong showing reminds us that investment styles and market sectors fall into and out of favor. Just two years ago, high-priced technology stocks seemed to be the only game in town. Some investors wondered whether there was a place for Windsor's deep-value investment style in the "new economy." Today, growth and technology stocks have lost much of their luster, and value is back in style.
     There's no doubt that the tides will turn again. Unfortunately, no one knows when. Your best defense against the financial market's ever-present uncertainty is to hold a balanced portfolio of stock funds, bond funds, and short-term investments in proportions appropriate for your goals, time horizon, financial situation, and risk tolerance. Once you've crafted your investment plan, stay the course. We thank you for entrusting your hard-earned dollars to us.


Sincerely,                                               [PHOTO JOHN J. BRENNAN]
                                                                JOHN J. BRENNAN
/S/ JOHN J. BRENNAN                                                Chairman and
May 16, 2001                                             Chief Executive Officer

ADVISER'S
REPORT                                        WELLINGTON MANAGEMENT COMPANY, LLP

From the beginning of 1998 to their high-water mark in late March 2000, technology stocks appreciated 320%, only to decline more than 60% since then. In March 2000, tech stocks represented 35% of the overall market's value; now their share of the market is 19%. This tech bubble and its subsequent bursting have been the dominant features of the investment landscape for the past 21/2 years. For a value fund like Windsor, beating the return of the S&P 500 Index in 1998, 1999, and early 2000 was a virtual impossibility; since then, it has been a piece of cake.
     So, where do we go from here? Tech stock prices are trading at about 28 times estimated 2002 earnings, versus a price/earnings multiple of about 18 for nontech stocks, and 191/2 for the market as a whole. The 55% premium that is still accorded tech stocks, even after their big decline, is probably on the high side of fair. But more important, 2002 earnings estimates for most technology companies are too high. The bubble in tech stocks was accompanied by a bubble in spending on technology from 1998 to 2000. We think the hangover from the excess capacity that exists in many parts of tech-land will take more than one year to correct, and that the subnormal growth in technology spending that is so obvious this year will extend into next year. As this scenario is not allowed for in consensus earnings estimates for many tech stocks, we think the recent pattern of earnings shortfalls will continue into next year, making it very difficult for these stocks to outperform. At the very least, this should make for a level playing field for our kind of bargain-hunting, opportunistic, low-P/E investing.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The fund may concentrate a large portion of assets in those securities or industries the advisers believe offer the best return potential.
--------------------------------------------------------------------------------

A LOOK BACK AT THE HALF-YEAR
With tech stocks selling off, all true value investors have done well over the last six months. Importantly, our return was substantially better than that of the average value fund. Our best-performing sectors were basic materials, consumer cyclicals, financials, and capital goods. Our holdings in communication services were a small drag. We outperformed the S&P 500 Index in each S&P sector, an unusually good batting average. Our relatively low-P/E tech stocks were down only 5%, versus a 39% decline for the S&P's tech stocks--testimony to the virtues of low-P/E investing.
     In terms of individual holdings, our biggest contributors were Alcoa, Dime Bancorp, Ross Stores, Eaton, and TJX Companies. WorldCom was a loser, but we see the potential for a substantial recovery in the stock, and we added shares as the price declined.
     We continue to think that the slowdown in the U.S. economy that started around the middle of 2000 will prove to be just that--a slowdown, not a full recession. The technology sector will almost certainly experience a recession, but this does not mean that the overall economy has to follow suit; tech employment, for example, is only about 5% of total U.S. employment. So far, overall U.S. consumer spending is holding up reasonably well, and this was an important reason first-quarter growth in real gross domestic product was up a little over 1%, versus the negative result that many expected. We hold to our view that everyone will feel better about the economy by this fall, as the combined effects of lower interest rates, lower energy prices, lower taxes, and a steadier stock market kick in.

OUR PORTFOLIO'S POSITIONING
Versus the overall market, we are still overweighted in cyclicals--basic materials, retailers, specialty chemicals, etc. These stocks were weak last year, when the market was anticipating the economic slowdown that we now have, and we were net buyers of cyclicals at opportunistic prices. In the six months ended April 30, these stocks did well on the whole, as the market discounted an economic recovery that we do not yet have. In this case, we were net sellers.
     We have very little at stake in the consumer staples sector, which is about 12% of the S&P 500. We aren't attracted to the likes of Coca-Cola or Gillette, given P/E multiples of 20 to 30 and pedestrian growth rates. We think our cable stocks give us many of the same defensive characteristics, but with much better growth rates for the price. We are still well underweighted in technology, but less so than before, partly because the tech weighting in the S&P has dropped from 35% to 19%, but also because we have been doing some buying in the area in recent months at prices we consider undervalued.
     In fact, our largest purchases in the fiscal half-year were mostly "TMT" names--that is, tech, media, and telecommunications/cable companies. We added to our IBM, Dell Computer, WorldCom, and Adelphia Communications positions and took new positions in AOL Time Warner and KPMG Consulting. These purchases were all made at opportunistic prices that, on average, were about 15% below current prices. Although we think the overall tech sector is still overvalued, we were able to find selected bargains that raised our tech weighting to about 65% of the S&P 500's tech weighting. This is consistent with our game plan of reducing our underweight in technology, if we can do so on our usual value-conscious, bargain-hunting terms.
     Our portion of Windsor Fund trades at about 15 times 2001 earnings, a 30% discount to the overall market--in keeping with the fund's long history. Because our projected earnings growth rate for our holdings of 11% annually over the next five years is about the same as that for the overall market, a 30% discount is unwarranted. This combination of at-market growth prospects at a below-market price implies a significant appreciation potential in our portfolio, notwithstanding the strong returns already realized recently.
     I have asked Dave Fassnacht to serve as my assistant portfolio manager, and this is the first letter he is signing in that capacity. This is in recognition of the extraordinary contribution that Dave has made to the fund in the 10 years he has been part of our Windsor team.


Charles T. Freeman, Portfolio Manager
David R. Fassnacht, Assistant Portfolio Manager
May 15, 2001

FUND PROFILE                                                As of April 30, 2001
for Windsor Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

---------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                            WILSHIRE
                               FUND         BEST FIT*           5000
---------------------------------------------------------------------
Number of Stocks                174               717          6,557
Median Market Cap             $9.9B            $39.4B         $37.0B
Price/Earnings Ratio          17.2x             20.1x          26.9x
Price/Book Ratio               2.3x              3.1x           3.7x
Yield                          1.2%              1.8%           1.2%
Return on Equity              16.9%             20.8%          22.7%
Earnings Growth Rate          13.8%             11.0%          15.6%
Foreign Holdings               6.5%              0.0%           0.0%
Turnover Rate                 28%**                --             --
Expense Ratio               0.39%**                --             --
Cash Investments               0.4%                --             --
---------------------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)
Citigroup, Inc.                         6.2%
  (financial services)
Alcoa Inc.                              5.5
  (aluminum)
TJX Cos., Inc.                          3.3
  (retail)
WorldCom, Inc.                          2.7
  (telecommunications)
Washington Mutual, Inc.                 2.6
  (savings & loan)
CIGNA Corp.                             2.5
  (insurance)
International Business Machines Corp.   2.3
  (computer technology)
Pharmacia Corp.                         2.1
  (pharmaceuticals)
Air Products & Chemicals, Inc.          2.0
  (chemicals)
Adelphia Communications Corp. Class A   1.8
  (telecommunications)
--------------------------------------------
Top Ten                                31.0%
--------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                              WILSHIRE
                     FUND        BEST FIT*        FUND            5000

R-Squared            0.89             1.00        0.47            1.00
Beta                 1.18             1.00        0.75            1.00
--------------------------------------------------------------------------------

-------------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% of common stocks)

                                                          WILSHIRE
                             FUND         BEST FIT*           5000
-------------------------------------------------------------------
Auto & Transportation         7.9%              3.2%           2.1%
Consumer Discretionary       11.1               9.8           13.7
Consumer Staples              1.4               7.7            5.8
Financial Services           24.9              31.1           19.1
Health Care                   4.3               8.4           13.1
Integrated Oils               5.4               7.4            3.6
Other Energy                  2.8               3.0            3.3
Materials & Processing       20.1               4.3            3.0
Producer Durables             4.0               3.5            3.6
Technology                    7.3               3.9           18.0
Utilities                    10.8              14.8            9.1
Other                         0.0               2.9            5.6
-------------------------------------------------------------------
*Russell 1000 Value Index.
**Annualized.

-------------------------------
INVESTMENT FOCUS
MARKET CAP              MEDIUM
STYLE                   VALUE
-------------------------------


  [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
for Windsor Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

----------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)    October 31, 1990-April 30, 2001

Fiscal Year     Windsor Fund  Russell 1000 Value Index
1991                  44.7          32.9
1992                   9.3          10.7
1993                  28.3          25.2
1994                   6.3           0.8
1995                  17.8          24.7
1996                  23.2          23.7
1997                  27            33.2
1998                  -0.8          14.8
1999                  13.7          16.5
2000                  11.6           5.5
2001*                 11.8          -0.1
----------------------------------------------------------------
*Six months ended April 30, 2001.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

FINANCIAL STATEMENTS
April 30, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                            SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.4%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (7.7%)
(2)     Eaton Corp.                                  4,026,800           296,413
*(2)    Continental Airlines, Inc.
           Class B                                   4,521,600           232,410
        Canadian National
           Railway Co.                               5,692,100           225,350
*       Compagnie Generale des
           Etablissements Michelin
           Class B Shares                            4,000,586           132,683
        Union Pacific Corp.                          1,072,300            61,003
        Burlington Northern
           Santa Fe Corp.                            1,949,000            57,301
        CSX Corp.                                    1,619,900            56,810
        Norfolk Southern Corp.                       2,743,600            54,159
*       Northwest Airlines Corp.
           Class A                                   1,900,000            47,481
        Delphi Automotive
           Systems Corp.                             2,937,059            43,762
        Genuine Parts Co.                            1,486,500            40,136
*(2)    America West Holdings
           Corp. Class B                             3,484,500            35,577
        Dana Corp.                                   1,550,200            30,430
        The Goodyear Tire &
           Rubber Co.                                1,162,000            28,736
        Delta Air Lines, Inc.                          442,622            19,489
                                                                       ---------
                                                                       1,361,740
                                                                       ---------
CONSUMER DISCRETIONARY (10.9%)
(2)     TJX Cos., Inc.                              18,460,000           578,352
*       Staples, Inc.                               16,927,800           275,415
*(2)    Republic Services, Inc.
           Class A                                  10,574,800           190,346
(2)     Ross Stores, Inc.                            8,625,000           189,578
*       KPMG Consulting Inc.                         6,638,700           103,630
*       AOL Time Warner Inc.                         1,900,000            95,950
*       Jones Apparel Group, Inc.                    2,341,400            93,047
        May Department Stores Co.                    1,780,400            66,320
        Newell Rubbermaid, Inc.                      2,054,600            55,392
*       Federated Department
           Stores, Inc.                              1,100,300            47,291
        Family Dollar Stores, Inc.                   1,589,100            40,538
        VF Corp.                                       994,300            40,359
        Gannett Co., Inc.                              600,000            38,730
        Whirlpool Corp.                                629,800            35,124
        Leggett & Platt, Inc.                        1,775,300            34,459
        Sears, Roebuck & Co.                           841,800            31,020
                                                                       ---------
                                                                       1,915,551
                                                                       ---------
Consumer Staples (1.3%)
Philip Morris Cos., Inc.                             2,502,900           125,420
ConAgra Foods, Inc.                                  2,395,800            49,857
Tyson Foods, Inc.                                    1,812,600            24,960
The Procter & Gamble Co.                               317,000            19,036
SuperValu Inc.                                         942,100            12,879
                                                                       ---------
                                                                         232,152
                                                                       ---------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                            SHARES             (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (24.2%)
       Citigroup, Inc.                              22,340,246         1,098,023
       Washington Mutual, Inc.                       9,359,164           467,303
       CIGNA Corp.                                   4,112,500           438,804
(2)    Dime Bancorp, Inc.                            7,771,300           259,173
       Golden West Financial Corp.                   4,101,000           240,729
       U.S. Bancorp                                  6,288,821           133,197
       Bank of America Corp.                         2,313,500           129,556
(2)    Liberty Property Trust REIT                   4,324,100           124,750
       Equity Office Properties
           Trust REIT                                4,200,000           119,910
       FleetBoston Financial Corp.                   2,700,704           103,626
       UnionBanCal Corp.                             3,292,900           100,565
       PartnerRe Ltd.                                1,922,700            94,270
       Bank One Corp.                                2,220,900            83,883
       Metris Cos., Inc.                             2,777,500            83,325
       The Chubb Corp.                                 907,500            60,576
       National City Corp.                           2,185,700            59,473
       First Union Corp.                             1,944,300            58,271
       MBIA, Inc.                                    1,205,700            57,693
       Charter One Financial                         1,966,740            57,625
       American General Corp.                        1,274,000            55,559
       KeyCorp                                       2,167,600            50,245
       St. Paul Cos., Inc.                           1,105,300            49,849
       American International
           Group, Inc.                                 574,350            46,982
       AMBAC Financial Group Inc.                      869,850            46,807
*(2)   IPC Holdings Ltd.                             2,006,000            45,998
       Regions Financial Corp.                       1,393,450            42,431
       Torchmark Corp.                               1,061,800            40,232
       Archstone Communities
           Trust REIT                                1,473,800            37,995
       Fannie Mae                                      344,600            27,658
       J.P. Morgan Chase & Co.                         415,800            19,950
       Wells Fargo & Co.                               300,000            14,091
       Old Republic International Corp.                383,800            11,088
       RenaissanceRe Holdings Ltd.                     110,400             7,055
       Morgan Stanley Dean
           Witter & Co.                                 76,400             4,797
*(2)   Dime Bancorp Inc. Litigation
           Tracking Warrants                         7,771,300             1,787
                                                                       ---------
                                                                       4,273,276
                                                                       ---------
HEALTH CARE (4.2%)
       Pharmacia Corp.                               6,933,904           362,366
*(2)   Health Net Inc.                               6,742,560           145,302
*      Aetna Inc.                                    3,625,300           102,197
       Aventis SA ADR                                  594,350            45,706
       Johnson & Johnson                               443,900            42,827
       Merck & Co., Inc.                               303,000            23,019
       Aventis SA Class A                               99,671             7,714
*      Pacificare Health Systems, Inc.                 201,400             7,128
                                                                       ---------
                                                                         736,259
                                                                       ---------
INTEGRATED OILS (5.2%)
*      Petroleo Brasileiro ADR                       7,675,100           207,228
       USX-Marathon Group                            5,147,700           164,520
       Exxon Mobil Corp.                             1,779,504           157,664
       Occidental Petroleum Corp.                    2,623,200            79,011
       Texaco Inc.                                   1,060,700            76,667
       Phillips Petroleum Co.                        1,105,400            65,882
       Amerada Hess Corp.                              666,700            58,336
       Conoco Inc. Class B                           1,831,300            55,708
       Petro Canada                                  2,004,700            55,390
                                                                       ---------
                                                                         920,406
                                                                       ---------
OTHER ENERGY (2.8%)
       Ultramar Diamond
           Shamrock Corp.                            3,072,400           138,596
*      Anderson Exploration Ltd.                     4,558,634           103,842
       Anadarko Petroleum Corp.                      1,528,001            98,739
       Devon Energy Corp.                            1,241,826            73,280
       Valero Energy Corp.                             951,300            45,815
       Ashland, Inc.                                   607,000            26,137
                                                                       ---------
                                                                         486,409
                                                                       ---------

MATERIALS & Processing (19.5%)
       Alcoa Inc.                                   23,645,568           978,927
       Air Products & Chemicals, Inc.                8,231,200           353,859
(2)    Engelhard Corp.                              11,454,200           294,487
       Rohm & Haas Co.                               4,805,400           165,162
       E.I. du Pont de Nemours & Co.                 3,200,000           144,608
       Jefferson Smurfit Group
           PLC ADR                                   6,918,641           129,725
       Abitibi-Consolidated, Inc.                   15,176,789           129,458
*      Smurfit-Stone
           Container Corp.                           7,118,800           104,290
*(2)   Packaging Corp. of America                    6,706,500            94,763
       Lafarge Corp.                                 2,587,700            87,335
       Pechiney SA ADR A                             2,861,128            76,821
       Lyondell Chemical Co.                         4,603,203            72,316
       Georgia Pacific Group                         1,939,371            63,049
       International Paper Co.                       1,597,281            62,581
       Dow Chemical Co.                              1,854,900            62,046
       Willamette Industries, Inc.                   1,162,000            56,531
       Alcan Inc.                                    1,265,600            56,319
       Praxair, Inc.                                 1,108,200            52,451
       Monsanto Co.                                  1,561,100            48,316
       Nucor Corp.                                     863,400            43,800
       Sonoco Products Co.                           1,942,300            43,410
       AK Steel Corp.                                3,318,652            43,043
*      American Standard Cos., Inc.                    591,400            35,632
       The Mead Corp.                                1,185,000            33,417
       Sherwin-Williams Co.                          1,543,300            32,378
       Eastman Chemical Co.                            600,500            31,971
       Cabot Corp.                                     771,300            25,075
       Temple-Inland Inc.                              467,800            23,858
*(2)   Kaiser Aluminum Corp.                         6,048,434            23,770

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                             SHARES        (000)
--------------------------------------------------------------------------------
       Boise Cascade Corp.                                  473,900       16,577
       Great Lakes Chemical Corp.                           485,000       15,244
*      Phosphate Resources
           Partners LP                                    4,018,800       12,458
*      Owens-Illinois, Inc.                               1,303,800       10,274
       Century Aluminum Co.                                 434,400        9,665
       Crown Cork & Seal Co., Inc.                        1,398,300        6,027
*      Burlington Industries, Inc.                        2,383,700        5,125
       Archer-Daniels-Midland Co.                           189,935        2,262
       Owens Corning                                        615,500        1,348
                                                                       ---------
                                                                       3,448,378
                                                                       ---------
PRODUCER DURABLES (3.9%)
       Alcatel SA ADR                                     3,692,751      119,867
*(2)   Toll Brothers, Inc.                                3,243,366      115,139
*(2)   Axcelis Technologies, Inc.                         6,953,089      104,366
(2)    KB Home                                            2,991,300       90,397
(2)    MDC Holdings, Inc.                                 1,271,930       54,718
*(2)   Beazer Homes USA, Inc.                               860,464       50,251
       The BFGoodrich Co.                                 1,064,700       41,949
       Cooper Industries, Inc.                            1,103,600       41,242
*      Varian Semiconductor
          Equipment Associates, Inc.                        601,300       27,389
        Centex Corp.                                        464,900       20,060
        Thomas & Betts Corp.                                648,600       13,407
        CNH Global NV                                                      7,480
                                                                       ---------
                                                                         686,265
                                                                       ---------
TECHNOLOGY (7.1%)
       International Business
          Machines Corp.                                  3,592,500      413,640
*(2)   Arrow Electronics, Inc.                           10,306,200      288,574
*      Dell Computer Corp.                                9,716,900      254,971
       Avnet, Inc.                                        3,327,000       84,872
*      Quantum Corp.-DLT &
          Storage Systems                                 5,124,400       58,418
*(2)    General Semiconductor, Inc.                       3,768,600       43,490
*       Agere Systems Inc.                                6,000,000       42,000
*       Unisys Corp.                                      2,500,500       30,106
*       Adaptec, Inc.                                     1,658,700       18,644
*       Ingram Micro, Inc. Class A                          732,500       10,607
*       Cisco Systems, Inc.                                 500,000        8,490
                                                                       ---------
                                                                       1,253,812
                                                                       ---------
UTILITIES (10.5%)
*      WorldCom, Inc.                                    25,619,339      467,553
*(2)   Adelphia Communications
          Corp. Class A                                   8,737,100      317,681
*      Cox Communications, Inc.
          Class A                                         5,709,300      259,830
       AT&T Corp.                                         9,285,616      206,884
*      Comcast Corp. Special
          Class A                                         2,858,300      125,508
       Xcel Energy, Inc.                                  2,116,215       66,026
       American Electric
          Power Co., Inc.                                 1,213,400       59,869
       Ameren Corp.                                       1,272,300       53,398
       FirstEnergy Corp.                                  1,704,100       51,634
       Consolidated Edison Inc.                           1,376,000       51,476
       Verizon Communications                               922,142       50,782
       Cinergy Corp.                                      1,334,900       46,294
       SBC Communications Inc.                              837,720       34,556
*      Comcast Corp. Class A                                789,700       34,076
       GPU, Inc.                                            473,800       15,782
       PG&E Corp.                                         1,320,100       11,841
       BellSouth Corp.                                      174,300        7,314
                                                                       ---------
                                                                       1,860,504
                                                                       ---------
MISCELLANEOUS (0.1%)                                                      11,735
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
       (Cost $14,154,221)                                             17,186,487
--------------------------------------------------------------------------------
                                                               Face
                                                             Amount
                                                               (000)

TEMPORARY CASH INVESTMENTS (5.0%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.

(3) 4.64%, 7/12/2001                                       $ 20,000       19,835

FEDERAL NATIONAL MORTGAGE ASSN.

(3) 5.17%, 5/3/2001                                           7,000        6,998

REPURCHASE AGREEMENTS
Collateralized by U.S. Government
       Obligations in a Pooled
       Cash Account
       4.54%, 5/1/2001--Note G                              405,748      405,748
       4.56%, 5/1/2001                                      446,978      446,978
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
       (Cost $879,540)                                                   879,559
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.4%)
       (Cost $15,033,761)                                             18,066,046
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                            SHARES             (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.4%)
--------------------------------------------------------------------------------
Other Assets--Note C 68,079
Liabilities--Note G (493,869)
                                                                      ----------
                                                                       (425,790)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 1,093,376,219 outstanding $.001
       par value shares of beneficial interest
       (unlimited authorization)                                     $17,640,256
================================================================================
NET ASSET VALUE PER SHARE                                                 $16.13
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.6% and 2.8%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Considered an affiliated company, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $3,577,322,000.
(3)Securities with an aggregate value of $26,833,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                             AMOUNT          PAR
                                                              (000)        VALUE
--------------------------------------------------------------------------------
AT APRIL 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                         $14,386,701       $13.16
Undistributed Net
       Investment Income                                     58,005          .05
Accumulated Net
       Realized Gains                                       155,741          .14
Unrealized Appreciation--Note F
       Investment Securities                              3,032,285         2.77
Futures Contracts                                             7,524          .01

--------------------------------------------------------------------------------
NET ASSETS                                              $17,640,256       $16.13
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                    WINDSOR FUND
                                                 SIX MONTHS ENDED APRIL 30, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
        Dividends*                                                     $ 128,483
        Interest                                                          13,341
        Security Lending                                                     800
--------------------------------------------------------------------------------
          Total Income                                                   142,624
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
Basic Fee                                                                 12,506
Performance Adjustment                                                     (893)
The Vanguard Group--Note C
Management and Administrative                                             19,466
Marketing and Distribution                                                   771
Custodian Fees                                                                72
Auditing Fees                                                                 10
Shareholders' Reports                                                        137
Trustees' Fees and Expenses                                                   14
--------------------------------------------------------------------------------
        Total Expenses                                                    32,083
        Expenses Paid Indirectly--Note D                                 (1,801)
--------------------------------------------------------------------------------
        Net Expenses                                                      30,282
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    112,342
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold*                                              232,347
Futures Contracts                                                       (77,916)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 154,431
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                                  1,574,770
Futures Contracts                                                         16,993
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       1,591,763
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $1,858,536
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $17,571,000 and $28,968,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                             WINDSOR FUND
                                               ---------------------------------
                                                    SIX MONTHS              YEAR
                                                         ENDED             ENDED
                                                 APR. 30, 2001     OCT. 31, 2000
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $ 112,342         $ 274,144
  Realized Net Gain (Loss)                             154,431         2,013,794
  Change in Unrealized Appreciation (Depreciation)   1,591,763         (621,341)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
   Resulting from Operations                         1,858,536         1,666,597
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                              (134,745)         (287,257)
  Realized Capital Gain                            (1,780,684)       (1,869,353)
--------------------------------------------------------------------------------
   Total Distributions                             (1,915,429)       (2,156,610)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                               874,391           932,126
  Issued in Lieu of Cash Distributions               1,798,274         2,025,871
  Redeemed                                           (910,301)       (3,356,921)
--------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital
    Share Transactions                               1,762,364         (398,924)
--------------------------------------------------------------------------------
Total Increase (Decrease)                            1,705,471         (888,937)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                               15,934,785        16,823,722
--------------------------------------------------------------------------------
  End of Period                                    $17,640,256       $15,934,785
================================================================================

  1Shares Issued (Redeemed)
   Issued                                               56,300            61,020
   Issued in Lieu of Cash Distributions                126,461           135,718
   Redeemed                                           (58,674)         (222,437)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding       124,087          (25,699)
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


-------------------------------------------------------------------------------------------------------------------------
                                                                                        WINDSOR FUND
                                                                                  YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED        -------------------------------------------------
THROUGHOUT EACH PERIOD                            APRIL 30, 2001        2000        1999      1998        1997       1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $16.44      $16.91      $16.34    $19.55      $16.99     $15.55
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .11         .28         .27       .23         .36        .43
 Net Realized and Unrealized Gain (Loss)
    on Investments                                          1.57        1.44        1.77     (.32)        3.94       2.85
-------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        1.68        1.72        2.04     (.09)        4.30       3.28
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.14)       (.29)       (.24)     (.24)       (.41)      (.46)
 Distributions from Realized Capital Gains                (1.85)      (1.90)      (1.23)    (2.88)      (1.33)     (1.38)
-------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (1.99)      (2.19)      (1.47)    (3.12)      (1.74)     (1.84)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $16.13      $16.44      $16.91    $16.34      $19.55     $16.99
=========================================================================================================================
TOTAL RETURN                                              11.84%      11.60%      13.74%    -0.78%      27.04%     23.16%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $17,640     $15,935     $16,824   $18,355     $20,678    $15,841
 Ratio of Total Expenses to
    Average Net Assets                                    0.39%*       0.31%       0.28%     0.27%       0.27%      0.31%
Ratio of Net Investment Income to
    Average Net Assets                                    1.38%*       1.75%       1.56%     1.31%       1.89%      2.75%
Portfolio Turnover Rate                                     28%*         41%         56%       48%         61%        34%
=========================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, and Sanford C. Bernstein & Co., LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Sanford C. Bernstein & Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index. For the six months ended April 30, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund's average net assets before a decrease of $893,000 (0.01%) based on performance.
     The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2001, the fund had contributed capital of $3,275,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 3.3% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $1,780,000 and $21,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the six months ended April 30, 2001, the fund purchased $2,223,978,000 of investment securities and sold $2,409,873,000 of investment securities, other than temporary cash investments.

F. At April 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $3,032,285,000, consisting of unrealized gains of $4,310,345,000 on securities that had risen in value since their purchase and $1,278,060,000 in unrealized losses on securities that had fallen in value since their purchase.
     At April 30, 2001, the aggregate settlement value of open futures contracts expiring in June 2001 and the related unrealized appreciation were:


--------------------------------------------------------------------------------
                                                                (000)
                                                   -----------------------------
                                                     Aggregate
                                  Number of         Settlement        Unrealized
Futures Contracts            Long Contracts              Value      Appreciation
--------------------------------------------------------------------------------
S&P 500 Index                         1,067           $334,585            $4,793
S&P MidCap 400 Index                    174             44,583             2,731
--------------------------------------------------------------------------------


G. The market value of securities on loan to broker/dealers at April 30, 2001, was $399,517,000, for which the fund held cash collateral of $405,748,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.
                                       19

THE VANGUARD(R)
   FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
   Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
   Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
   Appreciation Fund
Tax-Managed Growth and
   Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
   Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative
   Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
   Growth Fund
STAR (TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term
   Treasury Fund
Admiral(TM) Long-Term
   Treasury Fund
Admiral(TM) Short-Term
   Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
   Tax-Exempt Fund
Intermediate-Term Bond
   Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
   Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
   (California, Florida, Massachusetts, New Jersey,
   New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money
   Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
   Funds (California, New Jersey,
   New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------

TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both  Vanguard's
rich past and the course we've set
for the future--our   determination
to  provide  superior  investment
performance  and top-notch service.
The image is based on two works:
a painting titled The First Journey
of  'Victory,'  by the English  artist
W.L.  Wyllie  (1851-1931),  and a
sculpture  of  a  compass  rose  on
Vanguard's   campus  near  Valley   Forge,
Pennsylvania.

All  comparative  mutual fund data are
from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R),
S&P 500(R), Standard & Poor's 500,
500, S&P MidCap 400, and S&P
SmallCap 600 are trademarks of
The McGraw-Hill Companies, Inc.
All other index names may contain
trademarks and are the exclusive
property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the
fund's shareholders. It may not be
distributed to prospective investors
unless it is preceded or accompanied
by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q222 062001

VANGUARD WINDSOR(TM) II FUND

Semiannual Report -- April 30, 2001

Stock

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP LOGO]

SOME LESSONS FROM THE MARKETS
Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

** Things change. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.
** Diversification matters. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.
** Perspective is paramount. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.


SUMMARY

* Vanguard Windsor II Fund posted a strong 7.1% return for the fiscal half-year, while its average peer, benchmark index, and the overall stock market declined.

** Windsor II emphasized defensive, dividend-paying stocks, which flourished during the period, and held few technology issues, which plummeted.

* Our investment advisers added value with adroit stock selection, especially in the utilities, financial services, and consumer discretionary sectors.


CONTENTS

1 Letter from the Chairman

5 Adviser's Report

7 Fund Profile

8 Glossary of Investment Terms

9 Performance Summary

10 Financial Statements

LETTER
  from the Chairman

Fellow Shareholder,

While the overall stock market slumped badly during the six months ended April 30, 2001, vanguard windsor ii fund posted a strong 7.1% return, significantly outpacing the results of its average competitor and other comparative measures.


TOTAL RETURNS                   SIX MONTHS ENDED
                                  APRIL 30, 2001
------------------------------------------------
Vanguard Windsor II Fund                    7.1%
Average Large-Cap Value Fund*              -2.1
Russell 1000 Value Index                   -0.1
Wilshire 5000 Index                       -13.1
------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table at right presents the fiscal half-year total returns (capital change plus reinvested dividends) for your fund, its average peer mutual fund, and two unmanaged indexes: the Russell 1000 Value Index--the benchmark we consider to be the "best fit" for your fund--and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market.
     The fund's return is based on an increase in net asset value from $27.58 per share on October 31, 2000, to $27.85 per share on April 30, 2001, and is adjusted for a dividend of $0.32 per share paid from net investment income and a distribution of $1.24 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW
U.S. economic growth slackened during the six months ended April 30. Signs of the slowdown were plentiful: Some high-profile companies-- many of them technology firms--failed to meet market expectations for earnings. As stock prices fell, companies jammed the brakes on spending and announced tens of thousands of layoffs.

MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2001

                                                    SIX         ONE         FIVE
                                                 MONTHS        YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -12.1%      -13.0%        15.6%
Russell 2000 Index (Small-caps)                   -1.8        -2.9          8.3
Wilshire 5000 Index (Entire market)              -13.1       -14.1         13.6
MSCI EAFE Index (International)                   -7.9       -16.1          4.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        6.2%       12.4%         7.5%
Lehman 10 Year Municipal Bond Index                4.0         9.9          6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         2.8         5.9          5.3
================================================================================
CPI
Consumer Price Index                               1.7%        3.3%         2.5%
--------------------------------------------------------------------------------
*Annualized.

Unemployment rose and consumer confidence--always tied tightly to the health of the job market--fell from historically high levels. Amid concerns that the downturn could lead to a recession, stock markets around the world declined. But bonds, bolstered by falling interest rates, recorded solid gains.
     Real gross domestic product (GDP), which tracks the inflation-adjusted production of goods and services, rose at an annualized rate of just 1.0% during the fourth quarter of 2000, down from an amazing pace of 8.3% a year earlier. Concerned that growth might disappear entirely, the Federal Reserve Board's Open Market Committee (FOMC) started a campaign to stimulate the economy, lowering its target for short-term interest rates by 50 basis points (0.50 percentage point) on January 3 in a rare move between its regularly scheduled meetings. Over the next several months, the FOMC enacted four more rate cuts of 50 basis points each (the latest coming on May 15). GDP growth for the first quarter of 2001 (+1.3%, annualized) also was lackluster.
     U.S. stocks remained volatile during the six months. Share prices for technology companies, in particular, were highly unstable: In the final two months of 2000, tech stocks continued to plummet from peaks reached in March of that year. They recovered a bit as the new year began, but then sank again on worries about earnings, valuations, and the economic outlook. For the full half-year, the tech-dominated Nasdaq Composite Index declined -36.9%.
     The broader market followed a similarly bumpy path, but with smaller peaks and valleys. The Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, had a total return of -12.1% for the half-year, consisting of a 0.5% return from dividend income and a -12.6% price decline. While dividends tend to be stable in the short run, stock prices are not. Prices are driven by two factors: expectations for corporate earnings and the amount investors are willing to pay for a dollar of those earnings (the price/ earnings multiple). The chart below shows that investors have seen a double whammy in recent months as valuations and projections of earnings growth have fallen simultaneously.

EARNINGS, OPTIMISM TUMBLE

[BAR CHART]
[CORPORATE EARNINGS GROWTH SCALE 0% TO 30%]
[P/E RATIO SCALE 0 TO 36]

--------------------------------------------------------------------------------
              CORPORATE EARNINGS                P/E RATIO OF
                         GROWTH*                 THE S&P 500
DEC 1999                   21.1                         31.6
MAR 2000                   22.2                         29.9
JUN 2000                   23.9                         28.7
SEP 2000                   24.7                         28.5
DEC 2000                   19                           26
MAR 2001                    8.8                         23.8
--------------------------------------------------------------------------------
Note: Figures are as of the end of each calendar quarter.
*Based on 12-month forward-earnings estimates for the S&P 500 Index.
Source: The Vanguard Group.


     However, there were pockets of strength in the U.S. stock market. Value stocks--those with below-average prices in relation to such measures as earnings and book value--performed well. Small- and mid-cap value stocks posted double-digit gains, while prices for large-cap value stocks were flat. In contrast, growth stocks of all sizes posted double-digit declines.
     The overall market, as represented by the Wilshire 5000 Index, returned -13.1% during the six months. International stock markets, many beset by worries that the U.S. economic slowdown would hamper local growth, also declined during the half-year. Meanwhile, bonds delivered strong returns during the six months, driven by rising demand and prices for fixed income securities. The Lehman Brothers Aggregate Bond Index, a measure of the overall U.S. market for taxable bonds, returned 6.2% during the half-year.

PERFORMANCE OVERVIEW
Measured against all comparative barometers, Windsor II Fund's six-month return of 7.1% is a notable achievement. Your fund's return was well above the negative returns of its average peer and benchmark index, and was more than 20 percentage points higher than the return of the overall U.S. stock market.
     Several factors contributed to this excellent performance. Relative to the broad market, Windsor II was heavily concentrated in financial services firms (more than one-quarter of the fund's assets on average), electric utilities, and energy-related companies. With interest rates declining, energy prices rising, and growth stocks looking less attractive, these defensive, dividend-paying stocks flourished. Meanwhile, your fund had very few assets (an average of 3%) in the technology sector. As mentioned earlier, tech stocks--despite some strong rallies--fell far below the peaks reached in early 2000.
     Our investment advisers further added value through their stock selection. Their picks within the utilities, financial services, and consumer discretionary sectors earned higher returns than those of the same sectors in the Russell 1000 Value Index (the value stocks within the Russell 1000 Index, which is a measure of large- and mid-cap U.S. stocks). For example, Windsor II's consumer discretionary stocks (retail, restaurants, entertainment, and other services) returned 27.0%--more than seven times the 3.7% return for the same sector within the index. The outperformance was also substantial in utilities, where your fund focused on electric companies rather than telecommunications concerns, which faltered during the half-year.
     The advisers' disciplined, value-investing methods clearly paid off during the half-year. When growth investing was all the rage in the late 1990s, many value funds added tech stocks to avoid missing the party. This proved to be only a short-term advantage--once the fizz went out of the tech-stock bubble, the

================================================================================
Windsor II's consumer stocks posted returns several times greater than those of the benchmark index sector.
================================================================================
                                       3
sector's fall from grace was steep. Windsor II stayed with its value approach. Our adherence to price-conscious stock-picking methods was a factor in our lagging relative performance in fiscal 1999, but a boon for the past year.
     As you know, the fund's assets are divided among four investment advisers, each using its own methods to independently pursue our long-term objectives of growth in capital and income. The adjacent table shows the allocation of fund assets among the managers as of April 30. For further details on Windsor II's perfor-mance and holdings, please see the Adviser's Report on page 5.


FUND ASSETS MANAGED                            April 30, 2001

                                      $ Million    Percentage
--------------------------------------------------------------
Barrow, Hanley, Mewhinney &
  Strauss, Inc.                         $16,535           63%
Equinox Capital Management, LLC           3,885           15
Tukman Capital Management, Inc.           3,160           12
Vanguard Quantitative Equity Group        1,445            5
Cash Investments*                         1,331            5
--------------------------------------------------------------
Total                                   $26,356          100%
--------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index futures to simulate investment in stocks; each adviser may also maintain a modest cash position.


IN SUMMARY
The bull market of the 1990s lulled many investors into thinking that stocks--and tech stocks in particular--only go up. Unfortunately, some investors ignored the risks inherent in these stocks and paid a big price. Now, with a market that has been in the doldrums for more than a year, some investors may tend to err in the other direction and conclude that stocks are too risky.
     But emotion--whether ebullience in rising markets or despair in falling ones--is rarely the investor's friend. And reacting to market movements is no substitute for a plan focused on asset allocation--a relatively fixed mix of stocks, bonds, and money market funds suited to your goals, time horizon, and risk tolerance. Once you have such a balanced investment plan in place, the trick is to stay the course and resist the temptation to change your plan as the markets fluctuate.
     Thank you for entrusting your hard-earned dollars to us.


Sincerely,                                               [PHOTO JOHN J. BRENNAN]
                                                                JOHN J. BRENNAN
/S/ JOHN J. BRENNAN                                                Chairman and
May 16, 2001                                             Chief Executive Officer

ADVISER'S
Report                                 BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.


VANGUARD WINDSOR II FUND posted a return of 7.1% for the six months ended April 30, 2001. This result exceeded both the -2.1% return of our average peer and the -0.1% return of the Russell 1000 Value Index, a benchmark for large-capitalization value stocks.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total returns.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
During the past six months, the market continued to redress the inequities of the speculative "blow-off" that began in mid-1998 and continued into early 2000:
Business plans and earnings levels do mean something. Stocks continue to be quite volatile. Short-term results were influenced by changes in earnings expectations, which, in the slowing economy, have been frequently negative. Put another way, we seem to be experiencing a much-heralded "regression to the mean." Unfortunately, such adjustments are seldom pleasant. We expect this environment to continue for the remainder of the year as the Federal Reserve tries to revive economic activity.

OUR SUCCESSES
We enjoyed strong performance from a couple of our electric utilities--American Electric Power and Reliant Energy--as investors focused on new earnings opportunities in a deregulated electricity market and began to recognize the value of these companies' various parts.
     After a long spell of weak performance, Kmart has had a nice rebound as investors have become more optimistic about its future. In the energy sector, Occidental Petroleum has benefited not only from higher energy prices but also from a better-articulated business plan.

OUR SHORTFALLS
We took a hit on telecommunications giant SBC Communications, which has yet again lowered its outlook for intermediate-term earnings, leading to poor stock performance. Schlumberger (oil services) also tumbled after the company made a dilutive acquisition and its investors sold; the amount of the decline was significantly larger than the cost of the acquisition.
     Other weak spots included Honeywell International (aerospace and industrial products), which seemed to be struggling with earlier acquisitions.

The stock declined, and then General Electric made a bid for the entire company--end of problem. And Aon has had difficulty executing a new business plan; the firm's stock has done poorly, even though the insurance business is enjoying price increases.

OUR PORTFOLIO POSITIONING
We believe that the fund's characteristics strongly reflect a true large-cap value portfolio. The forward (projected) price/earnings ratio of our portfolio is about 15, unchanged from six months ago. Our projected price/book ratio is 2.3, about the same as it was in October. We expect an 8% to 10% growth in earnings for the fund's stocks this year.
     We are able to forecast this growth, during a period when earnings are declining at many firms, because we are selecting companies that are increasing revenues and have maintained pricing power. Specifically, we're targeting firms in the energy and utility sectors.
     We are hopeful of steering your fund through potentially difficult times ahead with predictable and positive results.


James P. Barrow, Portfolio Manager

May 16, 2001



PORTFOLIO CHANGES                                Six Months Ended April 30, 2001

                         Comments
--------------------------------------------------------------------------------
ADDITIONS

Boeing                   We like the defensive nature of the defense business,
                         the new product line, and several years of earnings
                         growth.
--------------------------------------------------------------------------------
ConAgra Foods*           Bought the stock on a 20% price decline caused by
                         California energy problems.
--------------------------------------------------------------------------------
Southern Company         Bought the stock, which was under significant pressure,
                         during an equity offering. It worked out.
================================================================================
REDUCTIONS

Bank One                 Stock went up as fundamentals declined, so we sold.
--------------------------------------------------------------------------------
First Union              We worried about problem loans and a tendency to make
                         poor acquisitions.
--------------------------------------------------------------------------------
Honeywell International  Fundamentals declined, General Electric made a bid, and we sold.
--------------------------------------------------------------------------------
JC Penney**              Stock doing better than the fundamentals.
--------------------------------------------------------------------------------
*New holding in portfolio.
**Eliminated from portfolio.


                                                                     See page 10
                                                                  for a complete
                                                                  listing of the
                                                                fund's holdings.

FUND PROFILE                                                As of April 30, 2001
for Windsor II Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 8.

------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                          Wilshire
                             Fund         Best Fit*           5000
------------------------------------------------------------------
Number of Stocks              276               717          6,557
Median Market Cap          $28.6B            $39.4B         $37.0B
Price/Earnings Ratio        19.3x             20.1x          26.9x
Price/Book Ratio             2.9x              3.1x           3.7x
Yield                        2.0%              1.8%           1.2%
Return on Equity            19.1%             20.8%          22.7%
Earnings Growth Rate        10.2%             11.0%          15.6%
Foreign Holdings             4.6%              0.0%           0.0%
Turnover Rate               37%**                --             --
Expense Ratio             0.41%**                --             --
Cash Investments             3.5%                --             --
------------------------------------------------------------------

-----------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

Philip Morris Cos., Inc.            3.2%
  (tobacco)
Citigroup, Inc.                     2.7
  (financial services)
Entergy Corp.                       2.5
  (electric utilities)
American Electric Power Co., Inc.   2.5
  (electric utilities)
Reliant Energy, Inc.                2.4
  (electric utilities)
Occidental Petroleum Corp.          2.3
  (oil)
Allstate Corp.                      2.3
  (insurance)
Washington Mutual, Inc.             2.2
  (savings & loan)
J.P. Morgan Chase & Co.             2.1
  (banks)
Phillips Petroleum Co.              2.1
  (oil)
-----------------------------------------------
Top Ten                            24.3%


-----------------------------------------------
VOLATILITY MEASURES
                                       Wilshire
               Fund  Best Fit*  Fund       5000
R-Squared      0.92    1.00     0.35       1.00
Beta           0.98    1.00     0.53       1.00
-----------------------------------------------

----------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
                                                        Wilshire
                           Fund         Best Fit*           5000
Auto & Transportation      0.7%              3.2%           2.1%
Consumer Discretionary     13.6               9.8           13.7
Consumer Staples            9.6               7.7            5.8
Financial Services         23.9              31.1           19.1
Health Care                 5.0               8.4           13.1
Integrated Oils            10.7               7.4            3.6
Other Energy                8.3               3.0            3.3
Materials & Processing      2.9               4.3            3.0
Producer Durables           2.0               3.5            3.6
Technology                  3.3               3.9           18.0
Utilities                  16.8              14.8            9.1
Other                       3.2               2.9            5.6
----------------------------------------------------------------
*Russell 1000 Value Index.
**Annualized.

-------------------------
INVESTMENT FOCUS
MARKET CAP         LARGE
STYLE              VALUE
-------------------------

[PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
for Windsor II Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     OCTOBER 31, 1990-APRIL 30, 2001

FISCAL YEAR     WINDSOR II    RUSSELL 1000
                              VALUE INDEX
 1991              36.6          32.9
 1992              12.5          10.7
 1993              19.5          25.2
 1994               2.2           0.8
 1995              23.1          24.7
 1996              27.2          23.7
 1997              31.3          33.2
 1998              16.5          14.8
 1999               4.6          16.5
 2000               7.2           5.5
 2001*              7.1          -0.1
--------------------------------------------------------------------------------
*Six months ended April 30, 2001.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
April 30, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                            SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.3%)(1)
--------------------------------------------------------------------------------
Auto & Transportation (0.7%)
  General Motors Corp.                                  2,556,568        140,125
  Ford Motor Co.                                          453,453         13,368
  Burlington Northern
   Santa Fe Corp.                                         200,800          5,903
  PACCAR, Inc.                                            101,200          4,910
* Continental Airlines, Inc.
   Class B                                                 63,300          3,254
  Delta Air Lines, Inc.                                    55,600          2,448
* Navistar International Corp.                             71,600          1,848
* Northwest Airlines Corp.
   Class A                                                 44,200          1,105
  Norfolk Southern Corp.                                   45,000            888
  Autoliv, Inc.                                            44,900            886
  Genuine Parts Co.                                         1,600             43
                                                                       ---------
                                                                         174,778
                                                                       ---------

Consumer Discretionary (12.4%)
    Waste Management, Inc.                             22,146,297        540,591
    Sears, Roebuck & Co.                               13,723,300        505,704
*(2)Kmart Corp.                                        44,901,900        449,019
*   Cendant Corp.                                      17,307,900        307,042
    Newell Rubbermaid, Inc.                             9,479,200        255,559
    Gannett Co., Inc.                                   3,718,100        240,003
    Wal-Mart Stores, Inc.                               4,264,400        220,640
    Target Corp.                                        4,121,000        158,452
    The Walt Disney Co.                                 5,118,732        154,842
*   AT&T Corp.-Liberty Media
     Class A                                            8,945,900        143,134

*(2)Service Corp. International                        24,745,700        115,562
    Tribune Co.                                         1,955,500         82,405
    May Department Stores Co.                             181,037          6,744
    McDonald's Corp.                                      235,300          6,471
    Starwood Hotels & Resorts
     Worldwide, Inc.                                      172,200          6,215
    Darden Restaurants Inc.                               211,600          5,779
    Eastman Kodak Co.                                     132,800          5,777
    Kimberly-Clark Corp.                                   96,500          5,732
*   Toys R Us, Inc.                                       215,500          5,344
*   Jones Apparel Group, Inc.                             123,800          4,920
    R.R. Donnelley & Sons Co.                             167,900          4,674
    Galileo International, Inc.                           175,800          4,293
    Hasbro, Inc.                                          349,700          4,284
    Whirlpool Corp.                                        74,000          4,127
    Wendy's International, Inc.                           151,200          3,830
*   Outback Steakhouse                                    128,300          3,719
*   Viacom Inc. Class B                                    63,491          3,305
*   Clear Channel
     Communications, Inc.                                  50,900          2,840
*   AutoZone Inc.                                          81,400          2,551
*   Federated Department
     Stores, Inc.                                          57,600          2,476

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
    VF Corp.                                               55,200          2,241
    TJX Cos., Inc.                                         62,400          1,955
*   AOL Time Warner Inc.                                   34,750          1,755
*   Charter Communications, Inc.                           70,600          1,512
    Hilton Hotels Corp.                                   120,000          1,326
    Gillette Co.                                           19,400            550
    Harcourt General, Inc.                                  7,700            422
    Manpower Inc.                                          12,000            388
                                                                      ----------
                                                                       3,266,183
                                                                      ----------

CONSUMER STAPLES (8.8%)
      Philip Morris Cos., Inc.                         16,884,300        846,072
      Anheuser-Busch Cos., Inc.                         8,082,300        323,211
(2)   Imperial Tobacco Group ADR                       14,840,000        304,220
      The Procter & Gamble Co.                          4,553,700        273,450
      ConAgra Foods, Inc.                              12,575,000        261,686
      PepsiCo, Inc.                                     3,898,200        170,780
      H.J. Heinz Co.                                    2,513,900         98,419
      R.J. Reynolds Tobacco
       Holdings, Inc.                                     105,200          6,162
      Ralston-Ralston Purina Group                        200,100          6,081
      UST, Inc.                                           176,500          5,313
      The Pepsi Bottling Group, Inc.                      116,500          4,662
      The Coca-Cola Co.                                   100,900          4,661
      Brown-Forman Corp. Class B                           74,200          4,511
      IBP, Inc.                                           184,300          2,930
*     Safeway, Inc.                                        30,800          1,672
      SuperValu Inc.                                      103,600          1,416
      Sara Lee Corp.                                       59,300          1,181
      Colgate-Palmolive Co.                                16,700            933
                                                                      ----------
                                                                       2,317,360
                                                                      ----------
FINANCIAL SERVICES (21.8%)
      Citigroup, Inc.                                  14,333,773        704,505
      Allstate Corp.                                   14,463,944        603,870
      Washington Mutual, Inc.                          11,382,030        568,305
      J.P. Morgan Chase & Co.                          11,784,954        565,442
      Bank of America Corp.                             7,566,112        423,702
      American International
       Group, Inc.                                      5,129,141        419,564
      Aon Corp.                                        11,654,762        387,404
      Fannie Mae                                        4,199,400        337,044
      Wells Fargo & Co.                                 7,016,600        329,570
      John Hancock Financial
       Services, Inc.                                   6,782,800        251,981
      National City Corp.                               6,004,400        163,380
       PNC Financial Services Group                     2,386,122        155,265
      First Union Corp.                                 4,071,602        122,026
      Comerica, Inc.                                    2,292,100        117,883
      The Hartford Financial
       Services Group Inc.                              1,862,200        115,643
      The Goldman Sachs
       Group, Inc.                                      1,192,000        108,591
      Morgan Stanley Dean
       Witter & Co.                                     1,682,900        105,669
       Bank One Corp.                                   1,792,100         67,688
      FleetBoston Financial Corp.                         307,942         11,816
      Freddie Mac                                         148,700          9,784
      American Express Co.                                226,600          9,617
      Merrill Lynch & Co., Inc.                           153,800          9,489
      The Bank of New York Co., Inc.                      181,600          9,116
      Lehman Brothers Holdings, Inc.                      121,500          8,839
      First Data Corp.                                    108,700          7,331
      Loews Corp.                                         107,600          7,253
      CIGNA Corp.                                          66,900          7,138
      SouthTrust Corp.                                    131,700          6,262
      MGIC Investment Corp.                                92,000          5,979
      U.S. Bancorp                                        276,722          5,861
      Hibernia Corp. Class A                              345,900          5,645
      Bear Stearns Co., Inc.                              112,000          5,634
      Green Point Financial Corp.                         152,200          5,601
      Golden West Financial Corp.                          89,500          5,254
      Countrywide Credit
      Industries, Inc.                                    121,309          5,176
      UnionBanCal Corp.                                   169,456          5,175
      Household International, Inc.                        80,300          5,141
      Golden State Bancorp Inc.                           164,300          4,896
      Deluxe Corp.                                        174,500          4,535
      The PMI Group Inc.                                   69,950          4,498
      A.G. Edwards & Sons, Inc.                           105,650          4,297
      Heller Financial, Inc.                              130,000          4,148
      Nationwide Financial
      Services, Inc.                                       97,900          4,010
      Public Storage, Inc. REIT                           146,600          3,992
      AmSouth Bancorp                                     210,200          3,605
      MBNA Corp.                                           98,300          3,504
      Equity Residential Properties
       Trust REIT                                          59,000          3,097
      KeyCorp                                             114,300          2,649
      Mellon Financial Corp.                               54,800          2,243
      Dime Bancorp, Inc.                                   62,900          2,098
      Old Republic International Corp.                     72,000          2,080
      Huntington Bancshares Inc.                          137,360          2,070
*     eFunds Corp.                                         96,219          1,876
      Equity Office Properties
       Trust REIT                                          61,900          1,767
      Archstone Communities
       Trust REIT                                          66,400          1,712
      Marsh & McLennan Cos., Inc.                          17,500          1,688
*     HomeStore.com, Inc.                                  52,000          1,661
      Associated Banc-Corp.                                43,640          1,524
      Mercantile Bankshares Corp.                          37,300          1,401
      Commerce Bancshares, Inc.                            38,433          1,303
      Radian Group, Inc.                                   16,100          1,248
      Torchmark Corp.                                      27,500          1,042
      Simon Property Group, Inc. REIT                      28,800            762
*     DST Systems, Inc.                                    15,400            756
      Spieker Properties, Inc. REIT                        12,800            707

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                            SHARES          (000)
--------------------------------------------------------------------------------
      Automatic Data Processing, Inc.                      12,900            700
      M & T Bank Corp.                                      6,400            458
*     CNA Financial Corp.                                   9,100            321
      Compass Bancshares Inc.                              11,800            273
      Fifth Third Bancorp                                     100              5
                                                                      ----------
                                                                       5,754,569
                                                                      ----------
HEALTH CARE (4.5%)
      Bristol-Myers Squibb Co.                          6,203,900        347,418
*(2)  Watson Pharmaceuticals, Inc.                      6,366,300        317,042
       American Home
      Products Corp.                                    4,228,100        244,173
      Johnson & Johnson                                 1,205,600        116,316
      HCA-The Healthcare Co.                            2,806,500        108,612
      Merck & Co., Inc.                                   233,800         17,762
      Abbott Laboratories                                 343,200         15,918
*     Tenet Healthcare Corp.                              165,000          7,366
      Baxter International, Inc.                           49,500          4,512
      UnitedHealth Group Inc.                              65,700          4,302
      Mylan Laboratories, Inc.                             83,200          2,225
      C.R. Bard, Inc.                                      48,500          2,134
      Becton, Dickinson & Co.                              63,700          2,061
*     Cephalon, Inc.                                       25,000          1,593
      Pharmacia Corp.                                      29,572          1,545
*     Genzyme Corp.                                         7,000             63
      DENTSPLY International Inc.                          16,800            658
*     Chiron Corp.                                         13,600            653
*     HEALTHSOUTH Corp.                                    29,300            412
                                                                      ----------
                                                                       1,195,465
                                                                      ----------
INTEGRATED OILS (9.8%)

(2)   Occidental Petroleum Corp.                       20,333,900        612,457
      Phillips Petroleum Co.                            9,484,400        565,270
      BP Amoco PLC ADR                                 10,400,372        562,452
      Conoco Inc. Class A                              13,059,000        395,557
      Exxon Mobil Corp.                                 2,643,028        234,172
      Chevron Corp.                                     1,542,300        148,924
      Unocal Corp.                                        818,200         31,223
      Texaco Inc.                                         100,100          7,235
      Amerada Hess Corp.                                   53,700          4,699
      Conoco Inc. Class B                                 135,900          4,134
      USX-Marathon Group                                   69,600          2,224
      Kerr-McGee Corp.                                     21,300          1,526
      Murphy Oil Corp.                                      9,500            779
                                                                      ----------
                                                                       2,570,652
                                                                      ----------
OTHER ENERGY (7.6%)
      Halliburton Co.                                  11,608,100        501,586
      Schlumberger Ltd.                                 6,775,600        449,222
      Baker Hughes, Inc.                               10,755,700        422,591
      Transocean Sedco Forex Inc.                       5,732,631        311,167
      Williams Cos., Inc.                               4,490,246        189,354
      Enron Corp.                                       1,680,400        105,395
      Ultramar Diamond
       Shamrock Corp.                                     135,100          6,094
      Apache Corp.                                         72,900          4,663
      El Paso Corp.                                        66,500          4,575
      EOG Resources, Inc.                                  81,700          3,790
      Ashland, Inc.                                        66,300          2,855
      Anadarko Petroleum Corp.                             15,424            997
                                                                       ---------
                                                                       2,002,289
                                                                       ---------
MATERIALS & Processing (2.7%)
      Hanson PLC ADR                                    6,798,150        228,826
      Dow Chemical Co.                                  4,283,000        143,266
(2)   Millennium Chemicals, Inc.                        7,368,142        123,785
      Alcoa Inc.                                        1,951,800         80,804
(2)   Crompton Corp.                                    6,238,569         63,197
      E.I. du Pont de Nemours & Co.                       179,687          8,120
      Praxair, Inc.                                       130,400          6,172
      Archer-Daniels-Midland Co.                          450,950          5,371
      Lafarge Corp.                                       154,500          5,214
*     American Standard Cos., Inc.                         86,500          5,212
      Engelhard Corp.                                     190,100          4,887
      Sigma-Aldrich Corp.                                 101,400          4,668
      The Timber Co.                                      143,900          4,261
      Westvaco Corp.                                      160,000          4,221
      Eastman Chemical Co.                                 74,500          3,966
      Boise Cascade Corp.                                  87,900          3,075
      Allegheny Technologies Inc.                          90,000          1,642
      Temple-Inland Inc.                                   32,000          1,632
      Sonoco Products Co.                                  56,500          1,263
      Bowater Inc.                                         25,100          1,217
      Nucor Corp.                                          12,800            649
      Hercules, Inc.                                        4,200             50
                                                                         -------
                                                                         701,498
                                                                         -------
PRODUCER DURABLES (1.8%)
      Emerson Electric Co.                              4,125,400        274,958
      The Boeing Co.                                    2,719,300        168,053
      United Technologies Corp.                            77,496          6,051
      Northrop Grumman Corp.                               61,700          5,568
      Pitney Bowes, Inc.                                  121,300          4,618
      The BFGoodrich Co.                                  115,500          4,551
      Cooper Industries, Inc.                             117,400          4,387
      Ingersoll-Rand Co.                                   83,600          3,929
      Caterpillar, Inc.                                    49,200          2,470
      Steelcase Inc.                                       45,500            564
                                                                         -------
                                                                         475,149
                                                                         -------

TECHNOLOGY (3.0%)
      International Business
       Machines Corp.                                   2,248,400        258,881
      Electronic Data Systems Corp.                     3,380,300        218,029
      Raytheon Co. Class B                              3,279,300         96,838
      Intel Corp.                                       2,992,156         92,488
      Motorola, Inc.                                    4,782,800         74,373
      Compaq Computer Corp.                             2,394,400         41,902
      Hewlett-Packard Co.                                 282,200          8,023
*     Advanced Micro Devices, Inc.                        127,000          3,937

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
*     Sabre Holdings Corp.                                 45,000          2,244
*     Intuit, Inc.                                         65,000          2,083
      AVX Corp.                                           102,200          1,895
*     Computer Sciences Corp.                              41,100          1,464
*     Unisys Corp.                                         89,600          1,079
*     Advanced Fibre
       Communications, Inc.                                60,000            941
*     American Management
       Systems, Inc.                                       23,400            493
*     Quantum Corp.--DLT &
       Storage Systems                                      9,600            109
*     Williams Communications
       Group, Inc.                                          6,004             27
                                                                         -------
                                                                         804,806
                                                                         -------

UTILITIES (15.3%)

(2)   Entergy Corp.                                    16,281,700        659,409
      American Electric Power
       Co., Inc.                                       13,226,060        652,574
      Reliant Energy, Inc.                             12,689,000        628,740
      Verizon Communications                            9,792,254        539,259
      SBC Communications Inc.                          11,752,547        484,793
      Southern Co.                                     10,439,600        244,182
*     Mirant Corp.                                      4,150,930        169,358
      Public Service Enterprise
       Group, Inc.                                      3,186,000        147,958
      Xcel Energy, Inc.                                 4,575,000        142,740
      AT&T Corp.                                        5,792,145        129,049
      FirstEnergy Corp.                                 4,112,977        124,623
      BellSouth Corp.                                     439,800         18,454
      PPL Corp.                                           134,888          7,419
*     Comcast Corp. Special Class A                       160,100          7,030
      TXU Corp.                                           153,100          6,730
*     Qwest Communications
       International Inc.                                 162,511          6,647
      Sprint Corp.                                        287,080          6,138
      Duke Energy Corp.                                   127,000          5,939
      CMS Energy Corp.                                    175,600          5,496
*     WorldCom, Inc.                                      284,922          5,200
      Progress Energy, Inc.                               117,400          5,194
      Telephone & Data Systems, Inc.                       46,100          4,841
      Sempra Energy                                       154,900          4,286
      Pinnacle West Capital Corp.                          84,700          4,251
      Cinergy Corp.                                       121,000          4,196
*     U.S. Cellular Corp.                                  59,600          3,934
      Ameren Corp.                                         79,700          3,345
      PG&E Corp.                                          302,300          2,712
      Edison International                                224,200          2,208
      NSTAR                                                50,600          2,040
      ALLTEL Corp.                                         30,200          1,649
      DTE Energy Co.                                       32,400          1,358
*     BroadWing Inc.                                       40,000            992
      Questar Corp.                                        28,300            910
      GPU, Inc.                                            26,400            879
      Exelon Corp.                                          5,450            376
                                                                      ----------
                                                                       4,034,909
                                                                      ----------
OTHER (2.9%)

(2)   ITT Industries, Inc.                              9,044,000        398,569
      General Electric Co.                              6,822,600        331,101
      Minnesota Mining &
       Manufacturing Co.                                   99,300         11,818
      Johnson Controls, Inc.                               88,600          6,415
      Honeywell International Inc.                        119,800          5,856
      Fortune Brands, Inc.                                166,900          5,199
*     Thermo Electron Corp.                               154,700          4,078
*     FMC Corp.                                            38,800          2,782
      Crane Co.                                            34,200            962
                                                                        --------
                                                                         766,780
                                                                        --------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $17,898,440)                                                  24,064,438
--------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.7%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.

(3) 4.63%-4.64%, 7/12/2001                               $ 95,000         94,215
REPURCHASE AGREEMENTS
Collaeralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 4.54%, 5/1/2001--Note G                                   51,328         51,328
 4.56%, 5/1/2001                                        2,411,488      2,411,488
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $2,556,945)                                                     2,557,031
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (Cost $20,455,385)                         26,621,469
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                                            (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                  $ 144,020
Liabilities--Note G                                                    (409,657)
                                                                        --------
                                                                       (265,637)
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 946,331,128 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $26,355,832
================================================================================
NET ASSET VALUE PER SHARE                                                 $27.85
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 96.5% and 4.5%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Considered an affiliated company, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $3,043,260,000.
(3)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.



--------------------------------------------------------------------------------
                                                           AMOUNT            PAR
                                                            (000)          VALUE
--------------------------------------------------------------------------------
AT APRIL 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                       $20,145,952         $21.29
Undistributed Net
 Investment Income                                        150,105            .16
Accumulated Net
 Realized Losses                                        (113,361)          (.12)
Unrealized Appreciation--Note F
 Investment Securities                                  6,166,084           6.51
 Futures Contracts                                          7,052            .01
--------------------------------------------------------------------------------
NET ASSETS                                            $26,355,832         $27.85
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                 WINDSOR II FUND
                                                 SIX MONTHS ENDED APRIL 30, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 INVESTMENT INCOME
INCOME
        Dividends*                                                     $ 257,871
        Interest                                                          60,734
        Security Lending                                                     124
--------------------------------------------------------------------------------
          Total Income                                                   318,729
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
Basic Fee                                                                 16,410
Performance Adjustment                                                   (1,205)
The Vanguard Group--Note C
Management and Administrative                                             33,198
Marketing and Distribution                                                 1,407
Custodian Fees                                                               590
Auditing Fees                                                                  8
Shareholders' Reports                                                         93
Trustees' Fees and Expenses                                                   21
--------------------------------------------------------------------------------
        Total Expenses                                                    50,522
        Expenses Paid Indirectly--Note D                                 (2,766)
--------------------------------------------------------------------------------
        Net Expenses                                                      47,756
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    270,973
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold*                                               87,943
Futures Contracts                                                      (253,755)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (165,812)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                                  1,550,775
Futures Contracts                                                         59,653
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       1,610,428
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $1,715,589
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $47,525,000 and ($123,057,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


--------------------------------------------------------------------------------
                                                             WINDSOR II FUND
                                               ---------------------------------
                                                    SIX MONTHS              YEAR
                                                         ENDED             ENDED
                                                 APR. 30, 2001     OCT. 31, 2000
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $ 270,973         $ 577,821
  Realized Net Gain (Loss)                           (165,812)         1,474,095
  Change in Unrealized Appreciation (Depreciation)   1,610,428         (864,876)
--------------------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets Resulting
      from Operations                                1,715,589         1,187,040
--------------------------------------------------------------------------------
Distributions
Net Investment Income                                (279,603)         (642,217)
Realized Capital Gain                              (1,083,480)       (2,514,938)
--------------------------------------------------------------------------------
                     Total Distributions           (1,363,083)       (3,157,155)
--------------------------------------------------------------------------------
Capital Share Transactions1
  Issued                                             2,247,496         2,976,235
  Issued in Lieu of Cash Distributions               1,302,237         3,004,773
  Redeemed                                         (1,616,312)      (10,481,817)
--------------------------------------------------------------------------------
      Net Increase (Decrease) from Capital
        Share Transactions                           1,933,421       (4,500,809)
--------------------------------------------------------------------------------
Total Increase (Decrease)                            2,285,927       (6,470,924)
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                               24,069,905        30,540,829
--------------------------------------------------------------------------------
End of Period                                      $26,355,832       $24,069,905
================================================================================
1Shares Issued (Redeemed)
  Issued                                                83,417           118,060
  Issued in Lieu of Cash Distributions                  50,474           120,577
  Redeemed                                            (60,178)         (417,883)
--------------------------------------------------------------------------------
      Net Increase (Decrease) in Shares Outstanding     73,713         (179,246)
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


-------------------------------------------------------------------------------------------------------------------------
                                                                                      WINDSOR II FUND
                                                                                  YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED        -------------------------------------------------
THROUGHOUT EACH PERIOD                            APRIL 30, 2001        2000        1999      1998        1997       1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $27.58      $29.03      $31.07    $29.36      $24.04     $20.06
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .30         .64         .64       .65         .64        .62
  Net Realized and Unrealized Gain (Loss)
   on Investments                                           1.53        1.08         .73      3.91        6.47       4.63
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          1.83        1.72        1.37      4.56        7.11       5.25
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.32)       (.67)       (.74)     (.66)       (.63)      (.58)
  Distributions from Realized Capital Gains               (1.24)      (2.50)      (2.67)    (2.19)      (1.16)     ( .69)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (1.56)      (3.17)      (3.41)    (2.85)      (1.79)     (1.27)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $27.85      $27.58      $29.03    $31.07      $29.36     $24.04
=========================================================================================================================
Total Return                                               7.08%       7.22%       4.57%    16.51%      31.27%     27.17%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $26,356     $24,070     $30,541   $29,639     $22,568    $14,758
  Ratio of Total Expenses to
   Average Net Assets                                     0.41%*       0.37%       0.37%     0.41%       0.37%      0.39%
  Ratio of Net Investment Income to
   Average Net Assets                                     2.21%*       2.36%       2.08%     2.16%       2.49%      2.92%
  Portfolio Turnover Rate                                   37%*         26%         26%       31%         30%        32%
=========================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; and Tukman Capital Management, Inc., provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for each adviser are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Barrow, Hanley, Mewhinney & Strauss, Inc., the S&P/BARRA Value Index; for Equinox Capital Management, Inc., the Russell 1000 Value Index; for Tukman Capital Management, Inc., the S&P 500 Index.
     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $262,000 for the six months ended April 30, 2001.
     For the six months ended April 30, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of average net assets before a decrease of $1,205,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2001, the fund had contributed capital of $4,920,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.9% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $2,749,000 and $17,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the six months ended April 30, 2001, the fund purchased $4,271,429,000 of investment securities and sold $4,259,215,000 of investment securities, other than temporary cash investments.

F. At April 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $6,166,084,000, consisting of unrealized gains of $7,160,448,000 on securities that had risen in value since their purchase and $994,364,000 in unrealized losses on securities that had fallen in value since their purchase.
     At April 30, 2001, the aggregate settlement value of open futures contracts expiring in June 2001 and the related unrealized appreciation were:


--------------------------------------------------------------------------------
                                                                (000)
                                                   -----------------------------
                                                     Aggregate
                                  Number of         Settlement        Unrealized
Futures Contracts            Long Contracts              Value      Appreciation
--------------------------------------------------------------------------------
S&P 500 Index                         4,137         $1,297,260            $5,732
S&P MidCap 400 Index                    275             70,462             1,320
--------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at April 30, 2001, was $50,025,000, for which the fund held cash collateral of $51,328,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Effective May 14, 2001, the fund offers two classes of shares, Investor Shares and Admiral Shares. Admiral Shares are designed for investors that meet certain administrative, servicing, tenure, and account size criteria. Investor Shares are offered to all other investors.

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------

TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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Q732 062001